November 23, 2004

                    Supplement to the Quant Funds Prospectus
                                   Dated July 29, 2004

At a meeting on October 28, 2004, the Trustees of Quant Mid Cap Fund (the " Fund") approved a plan of liquidation. The liquidation will occur as of December 31, 2004 (the "liquidation date"). On the liquidation date, all shares held will be redeemed and mailed to the shareholder at his/her address of record. Shareholders may, if they chose, exchange or redeem their shares at any time before the liquidation date.

The following information supplements the corresponding section of the prospectus. Please consult the prospectus for the full text of the revised section.

HOW TO INVEST

Effective November 26, 2004 through the liquidation date, the Fund will not accept requests to purchase shares of the Fund, exchange into the Fund or establish new accounts in the Fund, except as follows:

|X| The Fund may establish new accounts for, and accept additional investments from, employer-sponsored retirement plan accounts. |X| The Fund will allow transfers in connection with re-registration of existing accounts.
|X| The Fund will permit purchases through established payroll deduction and other similar automatic investment plans.

Effective November 26, 2004 through the liquidation date:

|X| If you choose to redeem Institutional Shares that have been held less than 61 days, the Fund will waive the normally applicable 2% redemption fee. |X| If you choose to redeem share that were purchased before August 1, 1996, the distributor will waive any applicable deferred sales charge.

HOW TO MAKE EXCHANGES

Effective November 26, 2004 through the liquidation date, the Fund will accept facsimile requests for exchanges of shares of Quant Mid Cap Fund.


HOW TO REDEEM - Written Requests for Redemption

Effective November 26, 2004 through the liquidation date, the Fund will accept facsimile requests for redemptions of shares of Quant Mid Cap Fund.


                                                      00201-00-1104
                                 (C)2004 U.S. Boston Capital Corporation
                      Underwriter of the Quant mutual funds, Member NASD/SIPC